BLACKROCK FUNDS II

BlackRock Income Builder Portfolio

(the “Portfolio”)

Supplement dated December 15, 2011
to the Prospectus dated November 28, 2011
and to the Statement of Additional Information dated November 28, 2011

Effective immediately, the following change is made to the Prospectus and Statement of Additional Information of the Portfolio.

Change in the Portfolio’s Name

BlackRock Income Builder Portfolio is renamed BlackRock Multi-Asset Income Portfolio.

PR&SAI-INC-1211SUP